Exhibit 99.1

TUESDAY MORNING CORPORATION

ANNOUNCES COOPERATION AGREEMENT WITH INVESTOR GROUP

DALLAS, TX — October 2, 2017 — Tuesday Morning Corporation (NASDAQ: TUES), (“the Company”), one of the original off-price retailers currently with over 720 stores across the United States specializing in name-brand, better/best products for the home selling luxury home textiles, home furnishings, housewares and seasonal decor, today announced that it has entered into a cooperation agreement with Jeereddi Partners, LLC, Purple Mountain Capital Partners, LLC and their affiliates (“the Investor Group”), under which the Tuesday Morning Board of Directors (“Board”) has agreed to nominate Mr. James T. Corcoran, Chief Executive Officer of Purple Mountain Capital Partners, LLC, as an independent director candidate on Tuesday Morning’s slate of director nominees for election at the 2017 Annual Meeting of Stockholders.

“We are pleased to have reached a cooperation agreement with the Investor Group that we believe is in the best interest of all stockholders,” said Terry Burman, Tuesday Morning’s Chairman of the Board. “This agreement allows our management team to turn its entire attention to delivering the all-important peak season. Our Board is focused on maximizing stockholder value and is encouraged by the operational progress being made by the Tuesday Morning management team.  We look forward to working collaboratively with James and all of our directors to generate enhanced returns for the Company’s stockholders.”

“Tuesday Morning has significant untapped potential, and this agreement allows us, the Board, and management to focus on delivering value for all stockholders. We look forward to collaborating with the Board and the management team to support the Company as it executes its strategic plan,” said James T. Corcoran, Chief Executive Officer of Purple Mountain Capital Partners, LLC.

As part of the agreement, the Investor Group has agreed to abide by certain customary standstill and voting provisions, including voting in favor of the Company’s slate of director nominees at the 2017 and 2018 Annual Meetings of Stockholders and in favor of certain other matters.

The complete agreement between Tuesday Morning and the Investor Group will be included as an exhibit to a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission.

About James T. Corcoran

James T. Corcoran, age 34, has served as the founder and Chief Executive Officer of Purple Mountain Capital Partners, LLC, a private investment firm, since 2017. Prior to founding Purple Mountain Capital Partners, LLC, he served as a Principal at Highfields Capital Management, a value-oriented investment management firm in Boston, from 2010 to 2016. Mr. Corcoran worked as an investment banking analyst for Credit Suisse (USA), Inc. in its leveraged finance and restructuring group, from 2006 to 2008, in addition to working in its hedge funds investment group, from 2005 to 2006. Mr. Corcoran received his MBA from the Harvard Business School and his AB with honors in Economics and Political Science from the University of Chicago and is a CFA charterholder.

About Tuesday Morning

Tuesday Morning Corporation (NASDAQ:TUES) is a leading off-price retailer specializing in selling deeply-discounted, upscale decorative home accessories, housewares, seasonal goods and famous-maker gifts. The Company is nationally known for providing a fresh selection of brand-

name, high-quality merchandise - never seconds or irregulars - at prices well below those of department and specialty stores, catalogs and online retailers. Based in Dallas, Texas, the Company opened its first store in 1974 and currently operates over 720 stores in 40 states. More information and a list of store locations may be found on our website at www.tuesdaymorning.com.

Additional Information and Where to Find it

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). On September 25, 2017, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2017 Annual Meeting. Prior to the 2017 Annual Meeting, the Company will furnish a definitive proxy statement to its stockholders (the “2017 Proxy Statement”), together with a WHITE proxy card.  STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement for the 2017 Annual Meeting and will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting.

Stockholders will be able to obtain, free of charge, copies of the 2017 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2017 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://ir.tuesdaymorning.com/) or by contacting the Company’s Secretary, Bridgett C. Zeterberg by phone at (972) 387-3562, by email at bzeterberg@tuesdaymorning.com or by mail at Tuesday Morning Corporation, Attn: Corporate Secretary, 6250 LBJ Freeway, Dallas, Texas 75240.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, which are based on management’s current expectations, estimates and projections.  Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend” and similar words, although some forward-looking statements are expressed differently.  You should carefully consider statements that contain these words or words that state other “forward-looking” information because they describe our current expectations, plans, strategies and goals and our current beliefs concerning future business conditions, future results of operations, future financial position, and our current business outlook.  Forward-looking statements in this press release include, but are not limited to, statements of management’s current plans and expectations in this press release.

Reference is hereby made to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, “Cautionary Statement Regarding Forward-Looking Statements” and “Item 1A. Risk Factors” of the Company’s most recent Annual Report on Form 10-K, for examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements. These risks, uncertainties and events include, but are not limited to, the following: our ability to successfully implement our long-term business strategy; changes in economic and political conditions which may adversely affect consumer spending; our failure to identify and respond to changes in consumer trends and preferences; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to successfully manage our inventory balances profitably; our ability to effectively manage our supply chain operations; loss of, disruption in operations, or increased costs in the operation of our distribution center facilities; unplanned loss or departure of one or more members of our senior management or other key management; increased or new competition; our ability to successfully execute our strategy of opening new stores and relocating and expanding existing stores; increases in fuel prices and changes in transportation industry regulations or conditions; our ability to generate strong cash flows from operations and to continue to access credit markets; increases in the cost or a disruption in the flow of our imported products; changes in federal tax policy; the success of our marketing, advertising and promotional efforts; our ability to attract, train and retain quality employees in appropriate numbers, including key employees and management; increased variability due to seasonal and quarterly fluctuations; our ability to maintain and protect our information technology systems and technologies and related improvements to support our growth; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing, and new government regulations; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage risks associated with product liability claims and product recalls; the impact of adverse local conditions, natural disasters and other events; our ability to manage the negative effects of inventory shrinkage; our ability to manage exposure to unexpected costs related to our insurance programs; our ability to mitigate reductions of customer traffic in shopping centers where our stores are located; and increased costs or exposure to fraud or theft resulting from payment card industry related risk and regulations.  The Company’s filings with the SEC are available at the SEC’s web site at www.sec.gov.

The forward-looking statements made in this press release relate only to events as of the date on which the statements were made. Except as may be required by law, the Company disclaims obligations to update its forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events.  Investors are cautioned not to place undue reliance on any forward-looking statements.

INVESTOR RELATIONS:	Farah Soi / Caitlin Morahan
ICR
203-682-8200
Farah.Soi@icrinc.com
Caitlin.Morahan@icrinc.com
MEDIA:	Jonathan Morgan/Natalie Brandt
PERRY STREET COMMUNICATIONS
214-965-9955
jmorgan@perryst.com
nbrandt@perryst.com